UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

SIRIUS INTERNATIONAL INSURANCE GROUP, LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-38731	98-0529995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wesley Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)

(441) 278-3140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	SG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, effective January 1, 2020, Sirius International Insurance Group, Ltd. (the “Company") completed an internal reorganization to optimize the Company's operations, better serve its clients and make the Company more nimble and efficient. Accordingly, the Company revised the presentation of its reportable segments beginning with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, to reflect the way it currently manages and views its business. On this Current Report on Form 8-K, the Company has recast certain sections within its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on March 5, 2020 (as amended on April 21, 2020, the "2019 Form 10-K") to give retroactive effect to the change in reportable segments.

This Current Report on Form 8-K does not reflect events or developments that occurred after March 5, 2020 other than those reflected in Note 24 of the Notes to Consolidated Financial Statements, and does not modify or update the disclosures in any way other than as required to reflect the effect of the change in the Company’s reportable segments. This Current Report on Form 8-K in no way revises or restates the Company’s previously reported consolidated financial statements for any period, and should be read in conjunction with the 2019 Form 10-K and the Company’s subsequently filed reports which contain more current information.

The following items of the 2019 Form 10-K (collectively, the "Recast Sections") are being recast as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1. Business;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits, Financial Statement Schedules
The Recast Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished, as applicable, herewith.

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm

99.1	Recast Sections in 2019 Form 10-K:
Part I, Item 1. Business
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Result of Operations
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Exhibits, Financial Statement Schedules

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sirius International Insurance Group, Ltd.

Date: September 1, 2020	By:	/s/ RALPH A. SALAMONE
	Name:	Ralph A. Salamone
	Title:	Chief Financial Officer